Exhibit 99.2

www.thorindustries.com THIRD QUARTER OF FISCAL 2024 FINANCIAL RESULTS

FORWARD - LOOKING STATEMENTS This presentation includes certain statements that are “forward - looking” statements within the meaning of the U . S . Private Securities Litigation Reform Act of 1995 , Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . These forward - looking statements are made based on management’s current expectations and beliefs regarding future and anticipated developments and their effects upon THOR, and inherently involve uncertainties and risks . These forward - looking statements are not a guarantee of future performance . We cannot assure you that actual results will not differ materially from our expectations . Factors which could cause materially different results include, among others : the impact of inflation on the cost of our products as well as on general consumer demand ; the effect of raw material and commodity price fluctuations, and/or raw material, commodity or chassis supply constraints ; the impact of war, military conflict, terrorism and/or cyber - attacks, including state - sponsored or ransom attacks ; the impact of sudden or significant adverse changes in the cost and/or availability of energy or fuel, including those caused by geopolitical events, on our costs of operation, on raw material prices, on our suppliers, on our independent dealers or on retail customers ; the dependence on a small group of suppliers for certain components used in production, including chassis ; interest rates and interest rate fluctuations and their potential impact on the general economy and, specifically, on our independent dealers and consumers and our profitability ; the ability to ramp production up or down quickly in response to rapid changes in demand while also managing costs and market share ; the level and magnitude of warranty and recall claims incurred ; the ability of our suppliers to financially support any defects in their products ; legislative, regulatory and tax law (including recent and pending tax - law changes implementing new, widely adopted "Pillar II" tax principles) and/or policy developments including their potential impact on our independent dealers, retail customers or on our suppliers ; the costs of compliance with governmental regulation ; the impact of an adverse outcome or conclusion related to current or future litigation or regulatory investigations ; public perception of and the costs related to environmental, social and governance matters ; legal and compliance issues including those that may arise in conjunction with recently completed transactions ; lower consumer confidence and the level of discretionary consumer spending ; the impact of exchange rate fluctuations ; restrictive lending practices which could negatively impact our independent dealers and/or retail consumers ; management changes ; the success of new and existing products and services ; the ability to maintain strong brands and develop innovative products that meet consumer demands ; the ability to efficiently utilize existing production facilities ; changes in consumer preferences ; the risks associated with acquisitions, including : the pace and successful closing of an acquisition, the integration and financial impact thereof, the level of achievement of anticipated operating synergies from acquisitions, the potential for unknown or understated liabilities related to acquisitions, the potential loss of existing customers of acquisitions and our ability to retain key management personnel of acquired companies ; a shortage of necessary personnel for production and increasing labor costs and related employee benefits to attract and retain production personnel in times of high demand ; the loss or reduction of sales to key independent dealers, and stocking level decisions of our independent dealers ; disruption of the delivery of units to independent dealers or the disruption of delivery of raw materials, including chassis, to our facilities ; increasing costs for freight and transportation ; the ability to protect our information technology systems from data breaches, cyber - attacks and/or network disruptions ; asset impairment charges ; competition ; the impact of losses under repurchase agreements ; the impact of the strength of the U . S . dollar on international demand for products priced in U . S . dollars ; general economic, market, public health and political conditions in the various countries in which our products are produced and/or sold ; the impact of changing emissions and other related climate change regulations (including the Securities and Exchange Commission's ("SEC") final climate rules and litigation regarding its enforceabilty) in the various jurisdictions in which our products are produced, used and/or sold ; changes to our investment and capital allocation strategies or other facets of our strategic plan ; and changes in market liquidity conditions, credit ratings and other factors that may impact our access to future funding and the cost of debt . These and other risks and uncertainties are discussed more fully in our Quarterly Report on Form 10 - Q for the quarter ended April 30 , 2024 and in Item 1 A of our Annual Report on Form 10 - K for the year ended July 31 , 2023 . We disclaim any obligation or undertaking to disseminate any updates or revisions to any forward - looking statements contained in this presentation or to reflect any change in our expectations after the date hereof or any change in events, conditions or circumstances on which any statement is based, except as required by law . 2

THIRD QUARTER FISCAL 2024 SUMMARY THIRD QUARTER FISCAL 2024 HIGHLIGHTS ▪ Financial performance in line with expectations and reflects efforts to manage the near - term environment while continuing to support independent dealers in managing inventory levels ▪ European segment delivered another strong quarter with year - over - year top line growth and a steady bottom line driven by sustained operational improvements and market share gains ▪ Positioning operating companies and independent dealers for success amidst current macroeconomic headwinds ▪ Production levels appropriately aligned with retail trends ▪ Focus on fresh model year dealer lineups heading into model year 2025 changeover ▪ Dealers remain focused on managing inventory levels as higher interest rates and inflationary pressures persist NET SALES BY SEGMENT NET SALES $2.80B (4.4)% (1) GROSS MARGIN 15.1% +30 bps (1) DILUTED EPS (2) $2.13 (4.9)% (1) Segment Net Sales Net Sales Change (1) North American Towable $1,071.4M (4.7)% North American Motorized $646.9M (18.7)% European $931.1M +7.4% (1) As compared to the third quarter of fiscal 2023 (2) Attributable to THOR Industries, Inc. 3

$2,209.3 $14,324.0 $13,877.8 $5,494.5 $3,602.3 $857.9 $7,429.7 $6,899.7 $757.1 $741.3 $548.0 $3,550.3 $4,100.0 $1,263.1 $925.8 $803.5 $3,344.0 $2,878.1 $3,474.3 $1,935.1 4/30/20 4/30/21 4/30/22 4/30/23 4/30/24 European $931.1 33.2% NA Motorized $646.9 23.1% NA Towable $1,071.4 38.2% Other $151.7 5.5% 105,900 75,000 113,000 87,900 4/30/20 NORTH AMERICAN INDEPENDENT DEALER INVENTORY OF THOR PRODUCTS 135,500 RV BACKLOG OF $3.60 BILLION (34.4)% (1) Inventory Units (3) Includes units of Tiffin products subsequent to the December 2020 acquisition of the Tiffin Group NA Towables NA Motorized European (4) Includes Tiffin backlog subsequent to the December 2020 acquisition of the Tiffin Group (3) 4/30/24 (3) 4/30/23 THIRD QUARTER FISCAL 2024 RECAP GROSS MARGIN 15.1% +30 bps (1) DILUTED EPS (2) $2.13 (4.9)% (1) NET SALES $2.80 BILLION (4.4)% (1) (4) (4) (3) 4/30/22 UNIT SHIPMENTS 54,520 +5.8% (1) (1) As compared to the third quarter of fiscal 2023 (2) Attributable to THOR Industries, Inc. 4 (4) (3) 4/30/21 NET SALES ($ millions) (4)

($ in Millions) Third Quarter Fiscal 2024 Net Sales YOY Change Gross Profit YOY Change Gross Profit Margin YOY Change $1.07 billion (4.7)% $138.1 million (4.1)% 12.9% +10 bps NORTH AMERICAN TOWABLE SEGMENT 5 Key Drivers ▪ Unit shipments increased 15 . 1 % primarily due to heightened demand for lower - cost travel trailer units, which increased 28 . 2 % over the prior - year period ▪ Disciplined wholesale production assisted independent dealers in maintaining appropriate channel inventory levels ahead of the model year 2025 changeover ▪ Overall net price per unit decreased 19 . 8 % primarily due to the combined impact of a shift in product mix toward travel trailers and our more moderately - priced units ▪ CYTD March 31 , 2024 travel trailer and fifth wheel market share of 40 . 2% ( - 190 bps y/y) ▪ Modest increase in gross profit margin primarily driven by a decrease in the material cost percentage, due to the combined favorable impacts of lower discounting, cost - saving initiatives, and product mix changes, partially offset by an increase in the labor cost percentage ▪ Order backlog of $ 741 . 3 million

($ in Millions) Third Quarter Fiscal 2024 Net Sales YOY Change Gross Profit YOY Change Gross Profit Margin YOY Change $646.9 million (18.7)% $71.8 million (23.1)% 11.1% (60) bps NORTH AMERICAN MOTORIZED SEGMENT 6 Key Drivers ▪ Unit shipments decreased 20 . 0 % due to subdued current dealer and consumer demand in comparison with the demand in the prior year ▪ Managed wholesale production to assist independent dealers in maintaining appropriate channel inventory levels as we head towards the conclusion of Spring selling season ▪ CYTD March 31 , 2024 market share of 47 . 9% (no change y/y) ▪ Gross profit margin decreased primarily due to the combined impact of decreased net sales and higher sales discounting ▪ Order backlog of $ 925 . 8 million

EUROPEAN SEGMENT Key Drivers ▪ Net sales increase driven by a 1 . 5 % decrease in unit shipments and an 8 . 9 % increase in the overall net price per unit due to the total combined impact of changes in product mix and price ▪ 3 Q 24 product mix included higher concentration of sales of Motorcaravans and Campervans on improved supply of chassis compared to the prior - year period ▪ No impact of foreign currency exchange rate changes on net sales compared to the prior - year period ▪ Gross profit margin remained constant as slight improvements in labor and warranty percentages were offset by an increase in the material cost percentage due to increased sales discounting ▪ Independent dealer inventory levels of motorized products generally restocked to appropriate levels ▪ Order backlog of $ 1 . 94 billion ($ in Millions) Third Quarter Fiscal 2024 Net Sales YOY Change Gross Profit YOY Change Gross Profit Margin YOY Change $931.1 million 7.4% $162.9 million 7.3% 17.5% 0 bps 7

$1,369.8 NET DEBT / TTM EBITDA 1.2x NET DEBT / TTM ADJUSTED EBITDA 1.2x $1,263.8 STRONG FINANCIAL POSITION ($ millions) $288.8 $474.1 $251.7 $207.5 FY24 YTD OPERATING CASH FLOW TOTAL LONG - TERM DEBT (1) ($ millions) LIQUIDITY (2) ($ millions) SELECTED FINANCIAL RATIOS (2) (3) TLB $703.7 Senior Unsecured Notes $500.0 Other $60.1 Cash Equivalents $371.8 Available Credit Under ABL $998.0 Total Liquidity (1) Total gross debt obligations as of April 30, 2024 inclusive of the current portion of long - term debt (2) As of April 30, 2024 (3) See the Appendix to this presentation for reconciliation of non - GAAP measures to most directly comparable GAAP financial measures $106.1 3QFY23 FY23 YTD 3QFY24 Capital Expenditures ($ millions) $49.5 $150.5 $27.2 Total Long - Term Debt There were no outstanding borrowings on our ABL as of April 30, 2024 8

9 CAPITAL MANAGEMENT PRIORITIES AND FISCAL 2024 ACTIONS Invest in THOR’s business ▪ Capex spending of $106.1 million FYTD Pay THOR's dividend ▪ Increased regular quarterly dividend to $0.48 in October 2023 ▪ Represents 14 th consecutive year of dividend increases Reduce the Company's debt obligations ▪ Payments on term - loan credit facilities of $100.0 million for Fiscal Year 2024 (1) ▪ Committed to long - term net debt leverage ratio target of less than 1.0x; currently at 1.2x Repurchase shares on a strategic and opportunistic basis ▪ Repurchased $43.0 million FYTD ▪ $448.2 million available to be repurchased as of April 30, 2024 under current authorizations Support opportunistic strategic investments (1) Payments exclude the impact of the November 15 , 2023 term loan amendments, as discussed in Note 12 to the Condensed Consolidated Financial Statements of the Company’s Quarterly Report on Form 10 - Q for the period ended April 30 , 2024 .

FULL - YEAR FISCAL 2024 GUIDANCE OUTLOOK ASSUMPTIONS ▪ Full - year fiscal 2024 outlook has been revised to reflect the persistence of challenging market conditions affecting North American independent dealers and consumers into the fourth quarter of fiscal 2024 , resulting in reduced consolidated net sales and margin expectations as dealers are expected to maintain historically lean inventory levels ▪ North American industry wholesale shipment range between 315 , 000 and 325 , 000 units for fiscal 2024 , resulting in further destocking of channel inventory ( previous range of between 330 , 000 and 340 , 000 units ) ▪ Continued strong financial performance in our European segment driven by sustained efforts of our management team, favorable price - cost realization and operational efficiencies ▪ Will face tougher year - over - year comparisons in 4 Q 24 as we lap restocking volumes in 4 Q 23 OTHER FULL - YEAR MODELING ASSUMPTIONS ▪ SG&A expense as a % of sales: >8.0% ▪ Capital expenditures: $140.0 million ▪ Amortization of intangible assets expense: $129.3 million ▪ Tax rate: between 22.0% and 24.0%, before consideration of any discrete tax items $9.8 – $10.1B (previously $10.0 - $10.5B) NET SALES GROSS PROFIT MARGIN DILUTED EARNINGS PER SHARE 13.75% – 14.0% (previously 14.0% - 14.5%) $4.50 – $4.75 (previously $5.00 - $5.50) 10

KEY TAKEAWAYS Continue to align production and wholesale shipments to reflect current cautious dealer outlook to position THOR and its North American dealers with appropriate inventories as Spring selling season concludes and we approach the 2025 model year changeover Strong financial performance in our European segment driven by sustained efforts of our management team, favorable price - cost realization, market share gains and a resilient European customer base North American operating companies pursuing initiatives to enhance operations and through - cycle profitability, including brand and footprint rationalization, product portfolio optimization and cost management Full - year fiscal 2024 outlook adjusted, to reflect ongoing macro pressures affecting North American independent dealers and consumers, resulting in reduced consolidated net sales, gross profit margin and EPS expectations as dealers are expected to maintain historically lean inventory levels 11

APPENDIX 12

The Global RV Industry Leader THOR SNAPSHOT (1) (1) As of July 31, 2023 Founded 1980 Headquarters Elkhart, Indiana Countries with Distribution 25+ Team Members 24,900 Countries with Manufacturing 6 Facilities Worldwide >400 Independent Dealership Locations 3,500 NET SALES BY SEGMENT (1) NET SALES BY COUNTRY (1) United States, 66.9% Germany, 16.3% Other Europe, 11.0% Canada, 5.3% Other, 0.5% North American Towable 37.8% North American Motorized 29.8% European 27.3% Other, 5.1% EUROPEAN OTHER NORTH AMERICAN MOTORIZED NORTH AMERICAN TOWABLE 13

THOR'S PRODUCT LEADERSHIP

	NORTH AMERICAN [(2)]					EUROPEAN [(3)]
	Travel Trailers	Fifth Wheels	Class A	Class C	Class B	All RV Segments
CATEGORY						
MARKET SHARE [(1)]	 39.9%	 41.3%	 49.4%	 52.7%	 37.1%	 23.7%
MARKET POSITION [(1)]	#1	#1	#1	#1	#1	#1

[(1)] All retail information presented is for the CYTD period through March 31, 2024.

[(2)] North American retail data is reported by Statistical Surveys, Inc. and is based on official state and provincial records. This information is subject to adjustment, is continuously updated and is often impacted by delays in reporting by various states or provinces.

[(3)] European retail data is reported by the Caravaning Industry Association e.V. ("CIVD") and the European Caravan Federation ("ECF"). This information is subject to adjustment, continuously updated and is often impacted by delays in reporting by various countries (some countries, including the United Kingdom, do not report OEM-specific data and are thus excluded from the market share calculation).

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THOR Go Everywhere. Stay Anywhere.

14

RV INDUSTRY OVERVIEW

North America

RV WHOLESALE MARKET TRENDS *(UNITS 000's)*

YTD Shipments *(Units)*			
March 2024	**March 2023**	**Unit Change**	**% Change**
85,941	78,600	7,341	+9.3%


173.1 163.1 203.4 227.8 259.5 247.2 247.5 254.6 292.7 321.2 300.1 256.8 311.0 320.9 370.0 384.5 390.4 353.5 237.0 165.6 242.3 252.4 285.7 321.1 356.7 374.2 430.7 504.6 483.7 406.1 430.4 600.2 493.3 313.2 344.0 391.4
1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 (e) 2025 (e)

TOWABLE RV WHOLESALE MARKET TRENDS *(UNITS 000's)*

YTD Shipments *(Units)*			
March 2024	**March 2023**	**Unit Change**	**% Change**
75,525	65,208	10,317	+15.8%


120.8 121.1 156.5 176.5 201.3 194.3 192.2 199.5 229.1 249.7 239.1 207.6 250.6 258.9 298.3 323.0 334.5 298.1 208.6 152.4 217.1 227.6 257.6 282.8 312.8 326.9 376.0 442.0 426.1 359.4 389.6 544.0 434.9 267.3 301.5 343.5
1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 (e) 2025 (e)

MOTORIZED RV WHOLESALE MARKET TRENDS *(UNITS 000's)*

YTD Shipments *(Units)*			
March 2024	**March 2023**	**Unit Change**	**% Change**
10,416	13,392	(2,976)	(22.2)%


52.3 41.9 46.9 51.3 58.2 52.8 55.3 55.1 63.5 71.5 61.0 49.2 60.4 62.0 71.7 61.4 55.8 55.4 28.4 13.2 25.2 24.8 28.2 38.3 44.0 47.3 54.7 62.6 57.6 46.6 40.8 56.2 58.4 45.9 42.5 47.9
1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 (e) 2025 (e)

THO LISTED NYSE

Historical Data: Recreation Vehicle Industry Association (RVIA)
(e) Calendar year 2024 represents the most recent RVIA "most likely" estimate from their June 2024 issue of Roadsigns

THOR Go Everywhere. Stay Anywhere.

15

RV INDUSTRY OVERVIEW

Europe

EUROPEAN INDUSTRY UNIT REGISTRATIONS BY COUNTRY [1]

Country	Caravans			Motorcaravans			Total		
	Three Months Ended March 31,		%	Three Months Ended March 31,		%	Three Months Ended March 31,		%
	2024	2023	Change	2024	2023	Change	2024	2023	Change
Germany	5,030	5,291	(4.9)%	19,805	18,479	7.2 %	24,835	23,770	4.5 %
France	1,906	2,131	(10.6)%	6,287	5,780	8.8 %	8,193	7,911	3.6 %
U.K.	3,242	3,498	(7.3)%	3,851	3,204	20.2 %	7,093	6,702	5.8 %
Netherlands	1,681	1,507	11.5 %	630	593	6.2 %	2,311	2,100	10.0 %
Switzerland	296	399	(25.8)%	1,592	1,757	(9.4)%	1,888	2,156	(12.4)%
Sweden	201	283	(29.0)%	348	419	(16.9)%	549	702	(21.8)%
Italy	160	214	(25.2)%	1,956	1,668	17.3 %	2,116	1,882	12.4 %
Belgium	262	272	(3.7)%	1,655	1,754	(5.6)%	1,917	2,026	(5.4)%
Spain	341	322	5.9 %	1,607	1,388	15.8 %	1,948	1,710	13.9 %
All Others	1,426	1,654	(13.8)%	2,568	2,821	(9.0)%	3,994	4,475	(10.7)%
Total	**14,545**	**15,571**	(6.6)%	**40,299**	**37,863**	6.4 %	**54,844**	**53,434**	2.6 %

The Company monitors retail trends in the European RV market as reported by the European Caravan Federation, whose industry data is reported to the public quarterly

Industry wholesale shipment data for the European RV market is not available

FULL-YEAR COMPARISON OF NEW VEHICLE REGISTRATIONS BY CONTINENT *(UNITS 000's)* [1] [2]



201
144
192
141
170
162
151
182
146
217
138
222
135
219
140
220
143
253
152
272
162
274
166
251
174
274
182
292
198
324
203
320
210
310
208
366
189
289
154
206
150
228
156
247
147
264
137
304
140
333
152
376
168
416
190
471
202
493
211
465
236
522
261
570
219
449
210
379
1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023
Europe
North America

[1] *Source*: European Caravan Federation; CYTD March 31, 2024 and 2023; European retail registration data available at www.CIVD.de

[2] *Source*: Statistical Surveys; North American retail registration data available at www.statisticalsurveys.com

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16

RVs are a preference for those who camp Strong interest in the RV lifestyle by consumers RV Owner future purchase intent is high Significant growth in RV usage 96 % increase in RV usage since 2014 (+6.4 million households) (2) CONSUMER TRENDS SUPPORT LONG - TERM RV INDUSTRY GROWTH Supported by Real Data from RVers 76 % of consumers who expressed interest in purchasing an RV at some point in the future are likely to do so within the next year (1) 47% of campers camped in an RV – the portion of campers who list RV or travel trailer as their primary camping type climbed 10.9% in 2023 (4) (1) THOR US 2024 RV Purchase Impact Study; (2) KOA 2024 Camping & Outdoor Hospitality Report; (3) THOR 2024 North American Path to 95 % of new RV owners plan to purchase another RV in the future (3) Purchase Study Travel Trailer Study; (4) The Dyrt 2024 Camping Report 17

QUARTERLY EBITDA RECONCILIATION

($ in thousands)	3QFY23	4QFY23	1QFY24	2QFY24	3QFY24	TTM
		TTM Fiscal Quarters				
Net Income	**$ 119,729**	**$ 91,282**	**$ 55,033**	**$ 5,326**	**$ 113,577**	**$ 265,218**
Add Back:						
Interest Expense, Net [1]	26,362	22,645	20,197	28,229	21,830	92,901
Income Taxes	35,722	40,631	17,549	1,568	28,773	88,521
Depreciation and Amortization of Intangibles	68,151	74,102	67,278	68,119	68,151	277,650
EBITDA	**$ 249,964**	**$ 228,660**	**$ 160,057**	**$ 103,242**	**$ 232,331**	**$ 724,290**
Add Back:						
Stock-Based Compensation Expense	9,672	12,905	10,452	9,246	9,351	41,954
Change in LIFO Reserve	6,500	5,352	—	(3,000)	(5,000)	(2,648)
Net (Income) Expense Related to Certain Contingent Liabilities	(1,006)	(1,733)	(10,000)	(4,200)	(2,700)	(18,633)
Non-Cash Foreign Currency Loss (Gain)	(295)	714	(979)	1,724	1,575	3,034
Market Value Loss (Gain) on Equity Investments	2,682	3,476	2,871	530	(581)	6,296
Equity Method Investment Loss (Gain)	4,688	5,748	5,935	3,502	2,890	18,075
Weather-Related Losses	—	—	—	—	2,500	2,500
Debt Amendment Expenses	—	—	—	7,175	—	7,175
Other Loss (Gain), Including Sales of Property, Plant and Equipment	(5,824)	(5,042)	(1,418)	(9,533)	(4,267)	(20,260)
Adjusted EBITDA	**$ 266,381**	**$ 250,080**	**$ 166,918**	**$ 108,686**	**$ 236,099**	**$ 761,783**
Net Sales	$ 2,928,820	$ 2,738,066	$ 2,500,759	$ 2,207,369	$ 2,801,113	$ 10,247,307
Adjusted EBITDA Margin (%)	**9.1 %**	**9.1 %**	**6.7 %**	**4.9 %**	**8.4 %**	**7.4 %**
Total Long-Term Debt as of April 30, 2024 [2]						**$ 1,263,795**
Less: Cash and Cash Equivalents						**371,819**
Net Debt						**$ 891,976**
Net Debt / TTM EBITDA						**1.2 X**
Net Debt / TTM Adjusted EBITDA						**1.2 X**

[1] *Includes $7,566 of costs associated with the debt amendment for 2QFY24 as outlined in Note 12 of the 3QFY24 Notes to the Condensed Consolidated Financial Statements*
[2] *Total debt obligations as of April 30, 2024 inclusive of the current portion of long-term debt*

Adjusted EBITDA is a non-GAAP performance measure included to illustrate and improve comparability of the Company's results from period to period. Adjusted EBITDA is defined as net income before net interest expense, income tax expense and depreciation and amortization adjusted for certain items and other one-time items. The Company considers this non-GAAP measure in evaluating and managing the Company's operations and believes that discussion of results adjusted for these items is meaningful to investors because it provides a useful analysis of ongoing underlying operating trends. The adjusted measures are not in accordance with, nor are they a substitute for, GAAP measures, and they may not be comparable to similarly titled measures used by other companies.

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18

www.thorindustries.com INVESTOR RELATIONS CONTACT Jeff Tryka, CFA Lambert Global jtryka@lambert.com (616) 295 - 2509